Consolidated Statements of Operations (USD $)	9 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Revenue
Mobile	$ 63,825	$ 20,112
Software	17,980	57,130
Software maintenance and consulting	275,529	257,335
Total revenue	357,334	334,577
Operating expenses
Cost of revenue	64,719	19,106
Selling, general and administrative	274,248	216,912
Research and development	147,606	167,700
Total operating expenses	486,573	403,718
Income (loss) from operations	(129,239)	(69,141)
Other income (expense):
Interest income , net	18,620	20,791
Total other income	18,620	20,791
Income (loss) before income taxes	(110,619)	(48,350)
Income tax benefit	$ 47,630	$ 139,437
Net income	$ (62,989)	$ 91,087
Basic and diluted income per share	$ 0.000	$ 0.001
Weighted average number of shares outstanding	135,460,867	135,460,867